UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 27, 2015, the Board of Directors of Cullen/Frost Bankers, Inc. (“Cullen/Frost”) approved the appointment of Phillip D. Green, age 60, as President of Cullen/Frost effective January 28, 2015. Mr. Green has served as Chief Financial Officer of Cullen/Frost since 1995 and succeeds Richard W. Evans, Jr., who will continue as Chairman of the Board of Directors and Chief Executive Officer of Cullen/Frost. No material plan, contract, or arrangement was entered into or materially amended in connection with Mr. Green’s appointment as President of Cullen/Frost, and there was no grant or award to Mr. Green or modification thereto under any such plan, contract, or arrangement in connection with his appointment. Mr. Green has (i) no family relationship with any director or other executive officer of Cullen/Frost or any person nominated or chosen by Cullen/Frost to become a director or executive officer; (ii) is not a party to any related person transaction with Cullen/Frost; and (iii) has no arrangements or understandings with any other person pursuant to which he was appointed as President of Cullen/Frost.
On January 27, 2015, the Board of Directors of Cullen/Frost also approved the appointment of Jerry Salinas, age 56, as Chief Financial Officer, Principal Accounting Officer and Group Executive Vice President effective January 28, 2015. Mr. Salinas has served as Treasurer of Cullen/Frost since 1997. No material plan, contract, or arrangement was entered into or materially amended in connection with Mr. Salinas’ appointment as Chief Financial Officer, Principal Accounting Officer and Group Executive Vice President of Cullen/Frost, and there was no grant or award to Mr. Salinas or modification thereto under any such plan, contract, or arrangement in connection with his appointment. Mr. Salinas has (i) no family relationship with any director or other executive officer of Cullen/Frost or any person nominated or chosen by Cullen/Frost to become a director or executive officer; (ii) is not a party to any related person transaction with Cullen/Frost; and (iii) has no arrangements or understandings with any other person pursuant to which he was appointed as Chief Financial Officer, Principal Accounting Officer and Group Executive Vice President of Cullen/Frost.
On January 28, 2015, Cullen/Frost announced that David W. Beck, Jr. has elected to retire as President and Chief Business Banking Officer of Frost Bank. Mr. Beck’s retirement will be effective as of June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:    /s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President
and Chief Financial Officer

Dated:    January 29, 2015